FPA FUNDS TRUST’S

FPA CRESCENT FUND

SUPPLEMENT DATED OCTOBER 20, 2008 TO PROSPECTUS DATED JULY 29, 2008

THE FRONT COVER OF THE PROSPECTUS IS REVISED, EFFECTIVE OCTOBER 20, 2008, TO REFLECT THE FUND’S OPENING TO NEW INVESTORS THROUGH ALL DISTRIBUTION CHANNELS:

Fund shares are presently offered for sale to new investors through all distribution channels.  New investors may purchase shares for accounts established directly with the Fund and accounts opened and held through broker/dealers. Previously, the sale of Fund shares to new investors was limited to shares purchased directly from the Fund and through broker/dealers, excluding certain mutual fund supermarket platforms. The current size of the Fund is approximately $1.1 billion. The Board of Trustees’ approval of the policy to completely re-open the Fund reflects the belief of the Board and management of the Fund that, with the current turmoil in the financial markets, many new investment opportunities are beginning to surface that meet the Fund’s strict value requirements. The Fund may change this policy at any time if, in the Board of Trustees’ opinion, doing so would be in the best interests of the Fund and its shareholders.

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